Equity Method Investments (Notes)	12 Months Ended
Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Equity Method Investments

As a result of the Infrastructure Transaction, the Company owns an approximate 29% equity interest in Brand at December 31, 2014. See Note 4, Acquisitions and Dispositions, for additional information related to the Infrastructure Transaction.

Brand is a leading provider of specialized services to the global energy, industrial and infrastructure markets that combines a global footprint, broad service offerings and rigorous operating processes to support customer required facility maintenance and turnaround needs and capital driven upgrade and expansion plans. Brand's range of services includes work access, corrosion management, atmospheric and immersion coatings, insulation services, fireproofing and refractory, mechanical services, forming and shoring and other complementary specialty services. Brand delivers services through a global network of strategically located branches in six continents with a particular focus on major hydrocarbon and power generation markets globally. In addition, Brand has co-located branches at energy-related customer facilities providing a consistent presence for required maintenance work.

The Company records the Company's proportionate share of Brand's net income or loss one quarter in arrears. Accordingly, the Company's Consolidated Statement of Operations for the year ended December 31, 2013 does not include any amounts related to the Infrastructure strategic venture in the caption, Equity in income of unconsolidated entities, net. Brand's summarized balance sheet information at September 30, 2014 and summarized statement of operations information for the period from November 27, 2013 through September 30, 2014 are summarized as follows:

(In thousands)	September 30 2014
Summarized Balance Sheet Information of Brand:
Current assets	$815,809
Property and equipment , net	923,056
Other noncurrent assets	1,594,669
Total assets	$3,333,534

Short-term borrowings, including current portion of long-term debt	$68,748
Other current liabilities	360,714
Long-term debt	1,747,522
Other noncurrent liabilities	406,636
Total liabilities	2,583,620
Equity	749,914
Total liabilities and equity	$3,333,534

(In thousands)	Period From November 27 2013 Through September 30 2014 (a)
Summarized Statement of Operations Information of Brand:
Net revenues	$2,559,556
Gross profit	559,376
Net income (loss) attributable to Brand Energy & Infrastructure Services, Inc. and Subsidiaries	(4,848)
Harsco's equity in income (loss) of Brand	(1,595)
(a) The Company's equity method investment in Brand began on November 26, 2013; accordingly, there is only approximately ten months of related equity income (loss). The results of the Harsco Infrastructure Segment from January 1, 2013 through the date of closing are reported in the Company's results of operations for 2013.

The book value of the Company's equity method investment in Brand at December 31, 2014 and 2013 was $285.7 million and $296.1 million, respectively. The Company's initial underlying equity in the net assets of Brand, upon consummation of the Infrastructure Transaction, was approximately $225 million. The difference between the initial fair value of the Company's equity method investment in Brand and the Company's underlying equity in the net assets of Brand was determined to be equity method goodwill and is not amortized.

The initial determination of fair value of the Company's equity method investment (Level 3) in Brand was derived with a primary reliance upon the income approach. Various DCF models were created based on the Company's most likely case view of cash flow projections for Brand over a five year horizon. The following table details quantitative information about significant unobservable inputs:

	Fair Value at December 31 2013			Range
(Dollars in thousands)		Valuation Technique	Unobservable Input	Low	High
Equity method investment - Brand	$296,082	Discounted cash flow	EBITDA Margin	10.9%	12.6%
			Ratio of capital expenditures to revenues	2.9%	3.8%
			Long-term revenue growth	3.0%	3.0%
			WACC Rate	9.25%	9.25%
			Cost of equity	12.5%	12.5%
			Implied exit EBITDA multiple	7.0X	7.5X
			Discount for lack of marketability	15%	15%

No instances of impairment were noted on the Company's equity method investment at December 31, 2014.

As part of the Infrastructure Transaction, the Company is required to make quarterly payments to the Company's partner in the Infrastructure strategic venture, either (at the Company's election) (i) in cash, with total payments to equal approximately $22 million per year on a pre-tax basis (approximately $15 million per year after-tax), or (ii) in kind through the transfer of approximately 2.5% of the Company's ownership interest in the Infrastructure strategic venture on an annual basis (the "unit adjustment liability"). The resulting liability is reflected in the caption, Unit adjustment liability, on the Company's Consolidated Balance Sheets. The Company will recognize the change in fair value to the unit adjustment liability each period until the Company is no longer required to make these payments or chooses not to make these payments. The change in fair value to the unit adjustment liability is a non-cash expense. For the years ended December 31, 2014 and 2013, the Company recognized $9.7 million and $1.0 million, respectively, of change in fair value to the unit adjustment liability.

The Company's obligation to make a quarterly payment will cease upon the earlier of (i) Brand achieving $487.0 million in last twelve months' earnings before interest, taxes, depreciation and amortization ("EBITDA") for three quarters, which need not be consecutive, or (ii) 8 years after the closing of the Infrastructure Transaction. In addition, upon the initial public offering of Brand, the Company's quarterly payment obligation will decrease by the portion of CD&R's ownership interest sold or eliminated completely once CD&R's ownership interest in Brand falls below 20%. In the event of a liquidation event of Brand, CD&R is entitled to a liquidation preference of approximately $336 million, plus any quarterly payments that had been paid in kind.

The Consolidated Balance Sheets as of December 31, 2014 and 2013 include balances related to the unit adjustment liability of $93.8 million and $106.3 million, respectively, in the current and non-current captions, Unit adjustment liability. A reconciliation of beginning and ending balances related to the unit adjustment liability is included in Note 16, Financial Instruments.

The Company intends to make these quarterly payments in cash and will continue to evaluate the implications of making payments in cash or in kind based upon performance of the Infrastructure strategic venture. In the future, should the Company decide not to make the cash payment, the value of both the equity method investment in Brand and the related unit adjustment liability may be impacted, and the change may be reflected in earnings in that period.

Balances related to transactions between the Company and Brand are as follows:

(In thousands)	December 31 2014	December 31 2013
Balances due from Brand	$1,860	$85,411
Balances due to Brand	28,311	149,325

The remaining balances between the Company and Brand, at December 31, 2014, relate primarily to transition services and the funding of certain transferred defined benefit pension plan obligations through 2018. There is not expected to be any significant level of revenue or expense between the Company and Brand on an on-going basis once all aspects of the Infrastructure Transaction have been finalized.